Exhibit 4.01

O R D I N A R Y S H A R E S		O R D I N A R Y S H A R E S
KDE NUMBER	King	SHARES
INCORPORATED UNDER THE LAWS OF IRELAND	King Digital Entertainment plc	SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE IS TRANSFERABLE	P A R V A L U E	CUSIP [TO COME]
IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX		ISIN [TO COME]

This Certifies that
SPECIMEN
is the registered holder of
FULLY PAID AND NONASSESSABLE ORDINARY SHARES OF
King Digital Entertainment plc, par value each, transferable upon the register of the Company by the registered holder thereof in person or by duly authorized attorney upon surrender of this certificate accompanied by a proper form of transfer, properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Association of the Company, a copy of which is on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR
By:
AUTHORIZED SIGNATURE
Dated:
DIRECTOR
King Digital Entertainment
Public Limited Company
SECURITIES
SECRETARY
AMERICAN BANK NOTE COMPANY.

King Digital Entertainment plc

The Company will furnish to the record holder of this certificate without charge, a copy of the Memorandum and Articles of Association of the Company, which include the express terms of the shares represented by this certificate and other classes and series of shares which the Company is authorized to issue. Any such request is to be addressed to the Company or to the Transfer Agent named on the face of this certificate.

THE TRANSFER OF THESE SHARES REPRESENTED BY THIS CERTIFICATE REQUIRES THE COMPLETION OF A SPECIALIZED STOCK TRANSFER FORM AND MAY BE SUBJECT TO IRISH STAMP DUTY. PLEASE CONTACT THE TRANSFER AGENT FOR ADDITIONAL INFORMATION.

For US purposes the following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act
(State)

UNIF TRF MIN ACT	—		Custodian (until age )
(Cust)

under Uniform Transfer to Minors Act
(Minor)		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

Ordinary Shares,

nominal value each represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said Ordinary Shares on the books of the within named Company with full power of substitution in the premises.

Dated

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.